UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported) January 14, 2005

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

2300 Clayton Road, Suite 1200

Concord, CA 94520

Telephone Number (877) 917-2237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On January 14, 2005, John Tague notified Pacer International, Inc. of his decision to resign from its board of directors, effective January 31, 2005. The press release announcing the resignation is furnished herewith as Exhibit 99.1.

(d) Also on January 14, 2005, Andrew C. Clarke was appointed to the board of directors of Pacer International, Inc. and to serve on its Compensation, Corporate Governance and Audit Committees, effective January 31, 2005. The Board has also designated Mr. Clarke to replace Mr. Tague as the “audit committee financial expert.” The press release announcing Mr. Clarke’s appointment is furnished herewith as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Pacer International, Inc. dated January 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC.
A Tennessee Corporation

Dated: January 18, 2005	By:	/s/ Lawrence C. Yarberry
Executive Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER
99.1	Press Release of Pacer International, Inc. dated January 18, 2005.